Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2011 — Quarter 1
Note: amounts are in thousands, except per share amounts
First quarter (Q1), ended July 30, 2010, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
		% of		% of
	Q1 2011	sales	Q1 2010	sales	Q1 2011	Q1 2010	Q1 2011	Q1 2010
Net sales	$412,566		$429,480		$343,085	$359,815	$69,481	$69,665

Cost of sales	122,169	29.6%	125,494	29.2%	24.0%	24.5%	57.3%	53.8%
Operating wages	144,098	34.9%	151,668	35.3%	39.4%	39.7%	13.2%	12.9%
Other operating	68,374	16.6%	69,451	16.2%	18.8%	18.2%	5.5%	5.3%
S,G&A	35,763	8.7%	36,745	8.5%	6.3%	6.7%	20.4%	18.1%
Depr. & amort.	20,776	5.0%	20,983	4.9%	5.3%	5.2%	3.6%	3.1%

Operating income	21,386	5.2%	25,139	5.9%	6.2%	5.7%	0.0%	6.8%

Interest	2,498	0.6%	2,740	0.7%

Pre-tax income	18,888	4.6%	22,399	5.2%

Income Taxes	6,339	1.6%	6,284	1.4%

Net Income	$12,549	3.0%	$16,115	3.8%

EPS — basic	$0.41		$0.52
EPS — diluted	$0.41		$0.52

Dividends paid per share	$0.18		$0.16

Weighted average shares outstanding:
Basic	30,445		30,841
Dilutive stock options	61		101

Diluted	30,506		30,942

Shares outstanding at quarter end	30,471		30,991
Income taxes, as a percentage of pre-tax income, were 33.6% vs.28.1%
Fiscal 2011 — Quarter 1 p 1

Consolidated Q1 Review:
•	Net sales decreased 3.9% ($412.6 million vs. $429.5 million).

•	Operating income decreased 14.9% ($21.4 million vs. $25.1 million).

•	Pre-tax income decreased 15.7% ($18.9 million vs. $22.4 million).

•	Effective tax rate was 33.6% compared to 28.1%.

•	Net income decreased 22.1% ($12.5 million vs. $16.1 million).

•	Diluted EPS was $0.41 vs. $0.52.
Fiscal 2011 — Quarter 1 p 2

Restaurant Q1 Review:
•	Overall restaurant sales decreased 4.6% ($343.1 million vs. $359.8 million).

•	Nominal same-store sales decreased 3.5% at Bob Evans Restaurants and decreased 7.6% at Mimi’s.

•	Operating income increased 4.8% ($21.4 million vs. $20.4 million).

•	Operating margin was 6.2% compared to 5.7%.

•	Restaurants in operation at quarter end were: 569 Bob Evans Restaurants and 145 Mimi’s. 569 Bob Evans Restaurants and 144 Mimi’s were in operation a year ago.

•	Projected restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal Year	Beginning Total	Q1	Q2*	Q3*	Q4*	Full Year*	Closings	Ending Total*

2011	569	—	—	—	3	3	—	572
2010	570	—	—	—	—	—	1	569
2009	571	—	—	—	1	1	2	570
2008	579	—	—	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
Mimi’s Cafes:

Fiscal Year	Beginning Total	Q1	Q2*	Q3*	Q4*	Full Year*	Closings	Ending Total*

2011	146	—	—	—	—	—	1	145
2010	144	—	1	1	—	2	—	146
2009	132	3	4	2	3	12	—	144
2008	115	1	2	8	6	17	—	132
2007	102	2	1	3	7	13	—	115
Consolidated Restaurants:

Fiscal Year	Beginning Total	Q1	Q2*	Q3*	Q4*	Full Year*	Closings	Ending Total*

2011	715	—	—	—	3	3	1	717
2010	714	—	1	1	—	2	1	715
2009	703	3	4	2	4	13	2	714
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694

*	Future quarters represent estimates for fiscal year 2011.
Fiscal 2011 — Quarter 1 p 3

• Projected rebuilt restaurant openings, by quarter:

Fiscal Year	Q1	Q2*	Q3*	Q4*	Full Year*

2011	—	—	2	—	2
2010	1	1	—	—	2
2009	1	3	—	—	4
2008	2	2	1	3	8
2007	1	1	1	1	4

*	Future quarters represent estimates for fiscal year 2011.
• Bob Evans Restaurants same-store sales analysis (24-month core; 566 restaurants):

	Fiscal 2011			Fiscal 2010			Fiscal 2009
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(3.5)	1.8	(5.3)	(2.8)	2.7	(5.5)	4.4	2.8	1.6
June	(3.1)	2.0	(5.1)	(2.5)	2.2	(4.7)	0.9	2.9	(2.0)
July	(3.7)	2.0	(5.7)	(3.7)	2.3	(6.0)	1.1	2.9	(1.8)

Q1	(3.5)	1.9	(5.4)	(3.0)	2.4	(5.4)	2.0	2.9	(0.9)

August	—	—	—	(3.0)	2.3	(5.3)	(0.6)	2.9	(3.5)
September	—	—	—	(3.5)	2.4	(5.9)	0.1	2.9	(2.8)
October	—	—	—	(2.0)	2.4	(4.4)	(0.9)	2.9	(3.8)

Q2	—	—	—	(2.8)	2.3	(5.1)	(0.5)	2.9	(3.4)

November	—	—	—	(5.0)	0.7	(5.7)	(3.1)	3.5	(6.6)
December	—	—	—	(3.5)	0.7	(4.2)	3.8	3.2	0.6
January	—	—	—	(4.2)	1.3	(5.5)	(5.7)	3.0	(8.7)

Q3	—	—	—	(4.2)	0.9	(5.1)	(1.3)	3.3	(4.6)

February	—	—	—	(7.3)	1.9	(9.2)	(1.5)	3.2	(4.7)
March	—	—	—	(0.4)	1.9	(2.3)	(1.9)	3.2	(5.1)
April	—	—	—	(4.6)	1.9	(6.5)	(1.6)	3.2	(4.8)

Q4	—	—	—	(4.1)	1.9	(6.0)	(1.6)	3.2	(4.8)

Fiscal	(3.5)	1.9	(5.4)	(3.5)	1.9	(5.4)	(0.3)	3.1	(3.4)
year
Fiscal 2011 — Quarter 1 p 4

•	Mimi’s Cafe same-store sales analysis (24-month core;131 restaurants):

	Fiscal 2011			Fiscal 2010			Fiscal 2009
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(8.4)	2.4	(10.8)	(6.9)	2.4	(9.3)	(5.0)	2.6	(7.6)
June	(8.2)	2.7	(10.9)	(5.0)	2.3	(7.3)	(6.0)	2.7	(8.7)
July	(6.5)	2.7	(9.2)	(7.2)	2.3	(9.5)	(8.1)	2.7	(10.8)

Q1	(7.6)	2.6	(10.2)	(6.4)	2.3	(8.7)	(6.5)	2.7	(9.2)

August	—	—	—	(5.2)	2.2	(7.4)	(7.2)	2.7	(9.9)
September	—	—	—	(8.1)	2.2	(10.3)	(8.2)	2.7	(10.9)
October	—	—	—	(7.2)	2.2	(9.4)	(9.3)	2.8	(12.1)

Q2	—	—	—	(6.8)	2.2	(9.0)	(8.3)	2.7	(11.0)

November	—	—	—	(8.1)	2.2	(10.3)	(10.4)	3.0	(13.4)
December	—	—	—	(8.9)	2.2	(11.1)	(2.0)	2.8	(4.8)
January	—	—	—	(7.7)	2.2	(9.9)	(9.6)	2.2	(11.8)

Q3	—	—	—	(8.3)	2.2	(10.5)	(6.8)	2.7	(9.5)

February	—	—	—	(7.9)	2.3	(10.2)	(7.9)	2.2	(10.1)
March	—	—	—	(5.5)	2.3	(7.8)	(7.2)	1.2	(8.4)
April	—	—	—	(7.9)	2.3	(10.2)	(6.4)	1.2	(7.6)

Q4	—	—	—	(7.1)	2.3	(9.4)	(7.1)	1.5	(8.6)

Fiscal year	(7.6)	2.6	(10.2)	(7.2)	2.2	(9.4)	(7.2)	2.4	(9.6)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s

Average annual store sales ($) — FY10	$1,726,000	$2,859,000

Q1 FY 2011 day part mix (%):
Breakfast	33%	22%
Lunch	36%	40%
Dinner	31%	38%

Q1 FY 2011 check average ($)	$8.41	$11.08
•	Quarterly restaurant sales by concept:

	Q1 2011	Q1 2010

Bob Evans Restaurants	$248,862	$257,922
Mimi’s Cafes	94,223	101,893

Total	$343,085	$359,815
Fiscal 2011 — Quarter 1 p 5

Food Products Q1 Review:
•	Net sales decreased 0.3% ($69.5 million vs. $69.7 million).

•	Comparable pounds sold decreased 2%.

•	Operating income decreased significantly ($29,000 vs. $4,751,000).

•	Operating margin was 0.0% compared to 6.8%.

•	Average sow cost increased 38% ($59.52 per cwt vs. $43.24 per cwt).
•	Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2011	$59.52	$—	$—	$—	$59.52
2010	$43.24	$32.88	$40.14	$55.91	$42.18
2009	$28.69	$51.19	$49.03	$50.65	$44.93
2008	$41.53	$40.29	$30.81	$27.48	$34.79
•	Comparable pounds sold review:

Fiscal Year	Q1	Q2	Q3	Q4	Average

2011	-2%				-2%
2010	-3%	10%	20%	4%	7%
2009	13%	11%	-6%	3%	6%
2008	4%	2%	8%	5%	5%
•	Net sales review (dollars in thousands):

	Q1 2011	Q1 2010
Gross sales	$78,969	$82,134
Less: promotions	(8,728)	(11,831)
Less: returns and slotting	(760)	(638)

Net sales	$69,481	$69,665
Fiscal 2011 — Quarter 1 p 6

Balance Sheet Summary:

(in thousands)	Jul. 30, 2010	Apr. 30, 2010

Cash and equivalents	$11,465	$17,803
Other current assets	63,630	59,121
Net property, plant and equipment	949,768	961,974
Goodwill and other intangible assets	42,878	43,084
Other non-current assets	27,209	27,175

Total assets	$1,094,950	$1,109,157

Current portion of long-term debt	$13,571	$26,905
Line of credit	32,000	14,000
Other current liabilities	142,478	152,551
Long-term debt	135,716	149,287
Other long-term liabilities	128,118	128,257
Stockholders’ equity	643,067	638,157

Total liabilities and equity	$1,094,950	$1,109,157
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2010, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Fiscal 2011 — Quarter 1 p 7